Exhibit 10.2

EXECUTION

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of August 26, 1996, between CACHE INC., a Florida corporation (the “Debtor”), and Fleet Bank, N.A. (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Debtor and the Secured Party are parties to a Second Amended and Restated Revolving Credit Agreement, of even date herewith (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for Loans to be made by the Secured Party to the Debtor and Letters of Credit to be issued for the account of the Borrower from time to time up to but not exceeding an aggregate principal amount outstanding at any time of $12,000,000; and

WHEREAS, to induce the Secured Party to enter into the Credit Agreement with the Debtor and to make the Loans thereunder, the Debtor has agreed to execute and deliver this Security Agreement and upon the occurrence of an Event of Default, as defined in the Credit Agreement, to grant a security interest in the Collateral (as hereinafter defined) as security for the Liabilities (as hereinafter defined).

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.             Definitions.

(a)           All terms used herein, unless otherwise defined, shall have the meanings ascribed to them in the Credit Agreement.

(b)           As used herein, the following terms shall have the following meanings:

“Collateral” shall mean:

(1)           All inventory in all of its forms, wherever located, now or hereafter existing, including, without limitation, (a) goods in which the Debtor has an interest in mass or a joint or other interest or right of any kind and (b) goods which are returned to or repossessed by the Debtor, and all accessions thereto and products thereof and documents therefor;

(2)           All accounts, contract rights, chattel paper, instruments, general intangibles, documents and other obligations of any kind now or hereafter existing, arising out of or in connection with the sale of goods, the rendering of services or otherwise, and all rights now or hereafter existing in and to all security agreements and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles, documents or obligations;

(3)           All documents, instruments, contract rights, chattel paper and general intangibles arising from or related to any of the foregoing; and

(4)           All proceeds, (including, without limitation, the proceeds of all insurance contracts in respect thereof) additions and accessions of or to any and all of the Collateral described in this definition and all substitutions and replacements therefor and, to the extent not otherwise included, (a) all payments under insurance (whether or not the Secured Party is the loss payee thereof) or as a result of any seizure or condemnation, or under any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (b) all rights of the Debtor to receive monies due and to become due under, pursuant to or in connection with any of the foregoing Collateral, (c) all claims of the Debtor for losses or damages arising out of or related to, or for any breach of any agreements, covenants, representations or warranties or any default by any other Person under, any of the foregoing Collateral (without limiting any direct or independent rights of the Secured Party with respect thereto other than pursuant to the Security Documents), and (d) the right of the Debtor to terminate any of the foregoing Collateral, to perform thereunder and to enforce and compel performance and otherwise exercise all rights and remedies thereunder, pursuant thereto or in connection therewith, including, without limitation, all rights to give and receive notices, reports, requests and consents, to make demands, to exercise discretion and to exercise all options and elections thereunder, pursuant thereto or in connection therewith.

“Liabilities” shall mean all Indebtedness and other liabilities and obligations, whether now existing or hereafter arising, of the Debtor to the Secured Party under, arising out of, or in any way connected with, the Credit Agreement including, without limitation, increases in the amounts of or refinancings of or other changes to the Loans and any other loans or other indebtedness that may be created by any amendment, supplement or other modification to, or restatement of the Credit Agreement, and all instruments, agreements and documents executed, issued and delivered pursuant thereto, including without limitation, any of the Security Documents.

2.             Grant of Security Interest. As security for the prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Liabilities, the Debtor hereby grants to the Secured Party, effective upon the occurrence of an Event of Default and without any further action on the part of the Debtor, a security interest in, a general lien upon and a right of set-off against, the Collateral, whether now owned or hereafter acquired.

3.             Covenants of the Debtor.

(a)           Upon request of the Secured Party, the Debtor will:

(1)           If any Event of Default shall have occurred and shall be continuing, deliver and pledge (or cause to be delivered and pledged) to the Secured Party endorsed and/or accompanied by such further instruments of assignment and transfer, in such form and substance as the Secured Party may reasonably request, any and all cash equivalents (other than balances in bank accounts), instruments, securities, documents, investments and/or chattel paper included in or evidencing or otherwise relating to the Collateral owned or held by the Debtor as the Secured Party may specify in its or their demand;

(2)           If any Event of Default shall have occurred and shall be continuing, if and to the extent determined by the Secured Party to be desirable to protect the interests of the Secured Party, notify and serve a copy of this Agreement upon each obligor upon any credit or other obligation at any time owing to the Debtor in such manner as the Secured Party may specify; and

(3)           Permit representatives of the Secured Party, during business hours, to inspect its inventory and other properties constituting Collateral and to inspect and make abstracts from its books and records pertaining to the Collateral during business hours upon reasonable notice.

(b)           The Debtor will insure the Collateral, or will cause the Collateral which is tangible property to be insured, in a manner reasonably satisfactory to the Secured Party. After the occurrence of an Event of Default, all policies of such insurance shall, unless otherwise specified by the Secured Party, be written for the benefit of the Debtor and the Secured Party as their interests may appear, and all such policies, or certificates evidencing the same, shall be furnished to the Secured Party. After the occurrence of an Event of Default, the Debtor will cause the carriers of its insurance to issue loss payee clauses in favor of the Secured Party with respect to such insurance and to cause such carriers to give not less than 30 days’ prior notice to the Secured Party of the cancellation or non-renewal of any of such policies.

(c)           The Debtor will not, without the prior written consent of the Secured Party:

(1)           Permit any of the Collateral to be levied upon under legal process or to fall under any other Lien unless promptly discharged; or

(2)           Cause, directly or indirectly, anything to be done which, or fail to take any action which failure, may (except to the extent permitted by the Credit Agreement) impair the value of the Collateral in any material respect (other than normal wear and tear with respect to tangible personal property included in the Collateral) or the Liens and security interests herein granted or intended to be granted hereby; or

(3)           Sell, transfer, assign (including by virtue of assignments by operation of law), mortgage, pledge or otherwise dispose of or encumber any of the Collateral except for dispositions or encumbrances in accordance with the terms of the Credit Agreement and except for dispositions in a non-material amount in the ordinary course of business, or permit any party other than the Secured Party to perfect any security interest in such Collateral, whether for purchase money or otherwise, except as permitted by the Credit Agreement.

(d)           The Debtor will maintain its books and records and its chief place of business only at the location specified in Section 6 hereof or at such other place within the United States of America as the Secured Party may agree in writing (which agreement shall not be withheld unreasonably), and will not change its name, or the name under which it conducts its business, or its address without giving the Secured Party 30 days’ prior written notice thereof.

(e)           If any Event of Default shall have occurred and shall be continuing, the Debtor will keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to the Collateral in such manner as the Secured Party may reasonably require.

(f)            It is the intent of the Debtor and the Secured Party that none of the Collateral is or shall be fixtures, as that term is used or defined in Article 9 of the Uniform Commercial Code as in effect in the State of New Jersey (the “UCC”), and the Debtor represents and warrants that to its knowledge it has not made and is not bound by any material lease or other material agreement which is expressly inconsistent with such intent. Nevertheless to the extent any of the Collateral now in existence shall consist of property which constitutes fixtures under the laws of the jurisdiction in which it is located, upon request of the Secured Party, the Debtor shall use its best efforts to furnish or cause to be furnished to the Secured Party valid and effective waivers of interest in such Collateral owned or held by the Debtor by all lessors, mortgagees, co-owners, encumbrances or other parties in interest with respect to the real property upon which such Collateral is located.

4.             Further Assurances; etc.

(a)           If any Event of Default shall have occurred and shall be continuing, the Debtor will, from time to time and at its own expense, promptly execute, acknowledge, witness and deliver and file and/or record, or cause the execution, acknowledgment, witnessing and delivery and the filing and/or recordation of, such specific and further assignments of Collateral and such other documents or instruments, and shall take or cause to be taken such other actions, as the Secured Party may reasonably request for the perfection against the Debtor and all third parties whomsoever of the security interests created hereby in the Collateral, in the properties covered thereby or for the continuation and protection thereof, and promptly give to the Secured Party evidence satisfactory to the Secured Party of such action. Without limiting the generality of the foregoing, the Debtor promptly upon the occurrence of an Event of Default, and at any time or from time to time thereafter upon the request of the Secured Party, shall execute, acknowledge, witness and deliver such financing and continuation statements, notices and additional security agreements, make such notations on its records and take such other action as the Secured Party may reasonably request for the purpose of perfecting, maintaining and protecting such security interests of the Secured Party, and shall cause this Agreement, any amendment or supplement hereto or thereto and each such financing and continuation statement, notice and additional security agreements to be filed or recorded in such manner and in such places as may be required by applicable law or as the Secured Party may reasonably request for such purpose. The Debtor hereby authorizes the Secured Party, after the occurrence of an Event of Default, to effect any filing or recording which the Secured Party has requested pursuant to this Section 4(a) without the signature of the Debtor, to the extent permitted by applicable law. Notwithstanding the foregoing provisions of this Section 4(a) or any of the other provisions of this Agreement, the Secured Party agrees that it shall not communicate with any account debtors or customers of the Debtor in the exercise of the Secured Party’s rights hereunder until after the occurrence of an Event of Default.

(b)           Without in any manner or to any extent or degree qualifying the obligations of the Debtor under Section 4(a) hereof, at any time and from time to time, upon the written request of the Secured Party after the occurrence of an Event of Default, the Debtor will promptly and duly execute, acknowledge, witness and deliver, or cause to be duly executed, acknowledged, witnessed and delivered, any and all such further instruments and documents, and take such further actions, as the Secured Party may reasonably request, to obtain for the Secured Party the full benefits of this Agreement and any supplemental security agreement hereto and of the rights and powers herein and therein granted.

5.             Actions by the Secured Party.

(a)           If any Event of Default shall have occurred and shall be continuing, the Secured Party shall have the power to exchange any of the Collateral for other property upon any reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Collateral with any committee or depository upon such terms as it may determine, all without notice and without liability (other than for gross negligence or willful misconduct), except to account for property actually received by the Secured Party.

(b)           If any Event of Default shall have occurred and shall be continuing, the Secured Party may, at any time and from time to time after having given notice of its intention to do so to the Debtor perform any act which is undertaken by the Debtor to be performed by it hereunder but which it shall have failed to perform, and the Secured Party may take any other action which the Secured Party may in its reasonable judgment deem necessary for the maintenance, preservation or protection of any of the Collateral or the security interests therein and the Secured Party is hereby irrevocably appointed attorney-in-fact of the Debtor for this purpose. All moneys advanced by the Secured Party for account of the Debtor in connection with any of the foregoing, together with interest thereon from the date of such advance to the date of the repayment thereof at the rate applicable to Prime Rate Loans under the Credit Agreement, shall be repaid by the Debtor to the Secured Party, upon demand, and shall constitute additional Liabilities secured hereby. The making of any such advance by the Secured Party for account of the Debtor shall not, however, relieve the Debtor of liability for any default hereunder until the full amount of all such moneys so advanced and such interest thereon shall have been repaid to the Secured Party and such default shall have otherwise been cured.

6.             Debtor Representations.

The Debtor represents and warrants to the Secured Party that its chief place of business and the place where it keeps its books and records is 1460 Broadway, New York, New York 10036, and that it conducts its business only under the name specified on the signature pages hereof.

7.             Power Upon Default.

(a)           Upon the occurrence and during the continuance of any Event of Default and subject to the provisions of Section 12 hereof, the Secured Party shall have all the rights and remedies of a secured party under the UCC, or other applicable law, including the power of sale upon notice, and all rights provided herein, all of which rights and remedies shall, to the fullest extent permitted by law, be cumulative.

(b)           Without limiting the generality of the foregoing:

(1)           At any time after an Event of Default shall have occurred and while it shall be continuing, the Debtor will at the request of the Secured Party cause all payments made under or in respect of the Collateral to be paid to the Secured Party directly. The Secured Party shall hold all such payments as additional Collateral hereunder.

(2)           The Debtor hereby constitutes the Secured Party, and its successors and assigns, its true and lawful attorney, irrevocably and with full power of substitution, in the name of the Debtor or otherwise, upon the occurrence and during the continuance of any Event of Default, (i) to give notice at any time to each account debtor or obligor of the fact of assignment of the respective account in or other obligation under this Agreement, (ii) to demand, receive, compromise, sue for and give acquittance for, any and all moneys and claims for money due and to become due under or arising out of such accounts and other obligations, (iii) to endorse any checks or other instruments or orders in connection therewith, (iv) to file any claims or take any actions or institute any proceedings which the Secured Party may deem to be necessary or advisable in its sole and complete discretion and to compromise, litigate or settle the same and (v) to take any other action which by the terms of this Agreement is to be taken by the Debtor. Anything herein contained to the contrary notwithstanding, neither the Secured Party nor any of its nominees or assignees shall have any obligation or liability by reason of or arising out of this Agreement to make any inquiry as to the nature or sufficiency of, to present or file any claim with respect to, or to take any action to collect or enforce the payment of, any amounts to which it may be entitled at any time or times by virtue of this Agreement.

(3)           (A)          Upon the occurrence and during the continuance of any Event of Default, but subject always to any mandatory requirements of applicable law then in effect, the Secured Party may, at its option, do any one or more or all of the following acts, as the Secured Party in its sole and complete discretion may then elect and at such time or times as the Secured Party in its complete and sole discretion may determine:

(i)            exercise all the rights and remedies in foreclosure and otherwise granted to mortgagees and secured parties under the provisions of applicable law;

(ii)           institute legal proceedings for the specific performance of any covenant or agreement herein undertaken by the Debtor or for aid in the execution or any power or remedy herein granted;

(iii)          institute legal proceedings to foreclose upon and against any of the Liens and security interests created hereby;

(iv)          institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any of the Collateral;

(v)           institute legal proceedings for the appointment of a receiver or receivers pending foreclosure hereunder or the sale of any of the Collateral under the order of a court of competent jurisdiction or under other legal process;

(vi)          personally, or by agents or attorneys, enter into and upon any premises wherein the Collateral or any part thereof may then be situated and take possession of all or any part thereof or render it unusable; and, without being responsible (except for gross negligence or willful misconduct) for loss or damage, hold, store and keep idle, or operate, lease or otherwise use or permit the use of the same or any part thereof for such time and upon such terms as the Secured Party in its complete and sole discretion may determine, and demand, collect and retain all hire, earnings and all other sums due and to become due in respect of the same from any party whomsoever, accounting only for net earnings arising from such use, if any, after charging against all receipts from the use of the same and from any subsequent sale thereof, by court proceedings or pursuant to subclause (vii) of this Section 7(b)(3)(A) all reasonable costs and expenses of, and damages or losses by reason of, such use and/or sale; or

(vii)         personally, or by agents or attorneys, enter upon and into any place wherein the same may then be located, and take possession of any part or all of the Collateral owned by the Debtor, with or without process of law and without being responsible for loss or damage (except such as results from the Secured Party’s gross negligence or willful misconduct), and sell or dispose of all or any part of the same, free from any and all claims of the Debtor or any other party claiming by, through or under the Debtor at law, in equity or otherwise, at one or more public or private sales, in such place or places, at such time or times, for cash or credit and upon such terms as the Secured Party may determine, with or without any previous demand or notice to the Debtor or advertisement and demand and any right or equity of redemption otherwise required by law are hereby waived by the Debtor to the fullest extent permitted by applicable law. The power of sale hereunder shall not be exhausted by one or more sales, and the Secured Party may from time to time adjourn any sale to be made pursuant to this Section 7.

(B)           If the Secured Party shall demand possession of the Collateral or any part thereof pursuant hereto, the Debtor will, at its own expense, forthwith cause the Collateral owned by the Debtor or any part thereof designated by the Secured Party to be assembled and made available and/or delivered to the Secured Party at any place reasonably designated by the Secured Party.

(C)           In the event that any mandatory requirement of applicable law shall obligate the Secured Party to give prior notice to the Debtor of any of the foregoing acts, the Debtor agrees that a notice sent to it in writing by certified U.S. mail, return receipt requested, at least ten (or such longer period as may be required by applicable law) days before the date of any such act, at its address specified in the Credit Agreement (or such other address as shall have been notified to the Secured Party in writing), shall be deemed to be reasonable notice of such act, and, specifically, reasonable notification of the time and place of any public sale hereunder and reasonable notification of the time after which any private sale or other intended disposition to be made hereunder is to be made.

(D)          The Secured Party shall apply the proceeds from the sale or other disposition of the Collateral pursuant to the provisions of this Section 7(b)(3) and any other amounts held by it as Collateral hereunder in the following order:

FIRST, to the payment of the costs and expenses, if any (including, without limitation, reasonable attorneys’ fees and expenses), incurred by the Secured Party in preserving its interests in the Collateral or in enforcing any remedies granted in or realizing against the security of, this Agreement or any disbursements by the Secured Party under Section 5 hereof and any other amounts owing to the Secured Party under Section 15 hereof;

SECOND, to the payment to the Secured Party of accrued and unpaid interest due and payable on the Loans made to the Debtor (whether at stated maturity, by acceleration or otherwise);

THIRD, to the payment to the Secured Party of the outstanding principal amount due and payable on the Loans made to the Debtor (whether at stated maturity, by acceleration or otherwise);

FOURTH, to the payment to the Secured Party of any and all other Liabilities due on the date of such application;

FIFTH, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the UCC); and

SIXTH, after the payment in full of all of the Liabilities (including those not due and payable at the time of the applications above), to the payment to the Debtor of any surplus then remaining from such proceeds or otherwise as a court of competent jurisdiction may direct.

(E)           No sale or other disposition of all or any part of the Collateral owned by the Debtor by the Secured Party pursuant to this Section 7(b)(3) shall be deemed to relieve the Debtor of its obligations in respect of any Liabilities except to the extent the proceeds thereof are applied to the payment of such Liabilities.

8.             Possession until Default. Until an Event of Default shall occur and be continuing, the Debtor will have the right to the possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its business, subject to and upon the terms hereof and of the Credit Agreement.

9.             Waiver by Debtor. To the fullest extent it may lawfully so agree, the Debtor agrees that it will not at any time insist upon, claim, plead or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay or hinder the enforcement hereof or the absolute sale of any part of the Collateral or the possession thereof by any purchaser at any sale pursuant to Section 7(b)(3) hereof; and the Debtor, for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Collateral owned by it marshalled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Collateral as an entirety. Without limiting the generality of the foregoing, the Debtor hereby: (i) authorizes the Secured Party, in its sole discretion and without notice to or demand upon it and without otherwise affecting its obligations hereunder or in respect of the Liabilities, from time to time to take and hold other collateral (in addition to the Collateral) for payment of any Liabilities or any part thereof and to accept and hold any endorsement or guarantee of payment of the Liabilities or any part thereof and to release or substitute any endorser or guarantor or any other party granting security for or in any way obligated upon the Liabilities or any part thereof and/or to modify or terminate the terms of subordination of any Indebtedness subordinated to any of the Liabilities; and (ii) waives and releases any and all right to require the Secured Party to collect any Liabilities from any specific item or items of Collateral, from any other party liable as guarantor or in any other manner in respect of any Liabilities or from any other collateral.

10.           Purchases by the Secured Party. At any sale pursuant to Section 7(b)(3) hereof, the Secured Party or its agents may to the extent permitted by applicable law bid for and purchase the Collateral offered for sale, and, upon compliance in full with the terms of such sale, may hold, retain and dispose of such property without further accountability therefor to the Debtor or any other party.

11.           No Representation, etc. Anything herein contained to the contrary notwithstanding, neither the Secured Party nor any of its nominees or assignees shall have any obligation or liability by reason of or arising out of this Agreement to make any inquiry as to the nature or sufficiency of, to present or file any claim with respect to, or to take any action to collect or enforce the payment of, any amounts to which it may be entitled at any time or times by virtue of this Agreement. The Secured Party makes no representations or warranties with respect to the Collateral or any part thereof, and the Secured Party shall not be chargeable with any obligations or liabilities of the Debtor or any other party with respect thereto.

12.           Remedies. Each right, power and remedy herein specifically granted to the Secured Party or otherwise available to it shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or otherwise; and each right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised, at any time and from time to time as often and in such order as may be deemed expedient by the Secured Party in its sole and complete discretion; and the exercise or commencement of exercise of any right, power or remedy shall not be construed as a waiver of the right to exercise, at the same time or thereafter, the same or any other right, power or remedy. No delay or omission by the Secured Party in exercising any such right or power, or in pursuing any such remedy, shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Debtor or an acquiescence therein. No waiver by the Secured Party of any breach or default of or by the Debtor hereunder shall be deemed to be a waiver of any other or similar, previous or subsequent, breach or default.

13.           Notices. All notices and other communications provided for herein shall be given in the manner and at the addresses specified in the Credit Agreement.

14.           Amendments, etc. This Agreement may not be amended or modified except by written agreement of the Debtor and the Secured Party, and no consent or waiver hereunder shall be valid unless in writing and signed by the person or persons giving such consent or waiver.

15.           Indemnity. The Debtor shall indemnify and hold harmless the Secured Party and any other Person acting hereunder for all losses, costs, damages, fees and expenses whatsoever associated with the exercise of the powers of attorney granted in Section 7(b)(2) hereof and shall release the Secured Party and any other Person acting hereunder from all liability whatsoever for the exercise of such powers of attorney and all actions taken pursuant thereto, except in the case of gross negligence or willful misconduct by any of the Secured Party and such other Person or Persons acting hereunder.

16.           Term. This Security Agreement shall continue in full force and effect until all of the Liabilities have been fully and indefeasibly paid in full, whereupon this Security Agreement shall terminate. Upon the termination of this Agreement the Secured Party shall cause to be assigned, transferred and delivered any remaining Collateral and money received in respect thereof to or on the order of the Debtor and to be released and cancelled all licenses and other rights of the Secured Party hereunder. The Secured Party shall also execute and deliver to the Debtor upon such termination such Uniform Commercial Code termination statements and such other documents as such be reasonably requested by the Debtor to effect the termination and release of the Liens on the Collateral created hereby.

17.           Miscellaneous.

(a)           This Agreement shall be binding upon and shall inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns; provided that (i) the Debtor may not assign its rights or obligations hereunder without the prior written consent of the Secured Party and (ii) the Secured Party may not assign its rights hereunder to any party other than a permitted assignee of the Loans under the Credit Agreement.

(b)           This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

(c)           THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW JERSEY, PROVIDED THAT AS TO COLLATERAL LOCATED IN ANY JURISDICTION OTHER THAN NEW JERSEY, THE SECURED PARTY SHALL HAVE ALL THE RIGHTS TO WHICH A SECURED PARTY UNDER THE LAWS OF SUCH JURISDICTION IS ENTITLED.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CACHE INC.

By:	/s/ Thomas E. Reinckens
Thomas E. Reinckens
Executive Vice President/CFO

FLEET BANK, N.A.

By:	/s/ Bonnie Bernstein
Bonnie Bernstein
Vice President